Neuberger Berman Income Funds® (“Income Funds”)
Neuberger Berman Alternative Funds® (“Alternative Funds”)
Neuberger Berman Advisers Management Trust® (“AMT Funds”)

Supplement to the Prospectuses and Statements of Additional Information (“SAIs”) of certain series of Income Funds, Alternative Funds and AMT Funds, each as amended and supplemented

Effective immediately, the following changes apply to the Prospectuses and SAIs, as applicable, for (i) each series of Income Funds, except Neuberger Berman Core Bond Fund; (ii) Neuberger Berman Global Allocation Fund and Neuberger Berman Long Short Fund of the Alternative Funds; and (iii) Short Duration Bond Portfolio of the AMT Funds (each a “Fund” and collectively, the “Funds”):

(1) The following is added as the third paragraph to the “Information about Additional Risks and Other Practices” section of each Fund’s Prospectus:

As part of its liquidity management practices, including for cash management purposes or to facilitate short-term liquidity, a Fund may invest in reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells portfolio securities to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the securities at an agreed-upon price and date, which reflects an interest payment to that party. Reverse repurchase agreements involve the risk that the other party will fail to return the securities in a timely manner, or at all, which may result in losses to a Fund. A Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund is less than the value of the securities. These events could also trigger adverse tax consequences to a Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold will decline below the price at which a Fund is obligated to repurchase them. Reverse repurchase agreements may be viewed as a form of borrowing by a Fund. When a Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. During the term of the agreement, a Fund may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. The Manager monitors the creditworthiness of counterparties to reverse repurchase agreements.

(2) In the “Investment Information – Investment Policies and Limitations” section of the Income Funds’ SAI, the second non-fundamental policy and limitation titled “Borrowing” is deleted and replaced with the following:

2.           Borrowing (Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal High Income Fund, Neuberger Berman Short Duration Bond Fund and Neuberger Berman Strategic Income Fund). No Fund may purchase securities if outstanding borrowings of money exceed 5% of its total assets, but this restriction does not apply to borrowings of money made in connection with reverse repurchase agreements. Neuberger Berman High Income Bond Fund does not currently intend to borrow for leveraging or investment.

Borrowing (Neuberger Berman Core Bond Fund). The Fund may not purchase securities if outstanding borrowings of money exceed 5% of its total assets.

Borrowing (Neuberger Berman Municipal Impact Fund and Neuberger Berman Municipal Intermediate Bond Fund). Each Fund may not purchase securities if outstanding borrowings exceed 5% of its total assets, but this restriction does not apply to borrowings made in connection with reverse repurchase agreements.

(3) In the “Investment Information – Investment Policies and Limitations” section of the Alternative Funds’ SAI, the first non-fundamental policy and limitation titled “Borrowing” is deleted and replaced with the following:

1.
Borrowing (Neuberger Berman Global Allocation Fund). The Fund may not purchase securities if outstanding borrowings of money exceed 5% of its total assets, but this restriction does not apply to borrowings of money made in connection with short sales or reverse repurchase agreements.

(4) In the “Investment Information – Investment Policies and Limitations” section of the AMT Funds’ SAI, the first non-fundamental policy and limitation titled “Borrowing” is deleted and replaced with the following:

1.     Borrowing (All Funds except International Equity Portfolio, Short Duration Bond Portfolio and U.S. Equity Index PutWrite Strategy Portfolio). Each Fund may not purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

Borrowing (Short Duration Bond Portfolio). The Fund may not purchase securities if outstanding borrowings exceed 5% of its total assets, but this restriction does not apply to borrowings of money made in connection with reverse repurchase agreements.

The date of this supplement is October 18, 2021.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com